UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act Of 1934

Filed by Registrant {X}

Filed by a Party other than the Registrant { }

Check the appropriate box:
{ } Preliminary Proxy Statement
{ } Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
{ } Definitive Proxy Statement
{X} Definitive Additional Materials
{ } Soliciting Material Pursuant to §240.14a-12

Vineyard National Bancorp
____________________________________________________
(Name of Registrant as Specified In Its Charter)

______________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
{X } No fee required.
{ } Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

{ } Fee paid previously with preliminary materials:
{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Vineyard National Bancorp
Presentation to:
Institutional Shareholder Services
April 1, 2008

Forward-Looking Statements
Certain matters discussed herein may constitute forward-
looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995 and the Federal
securities laws. Although the Company believes that the
expectations reflected in such forward-looking statements
are based upon reasonable assumptions it can give no
assurance that its expectations will be achieved. Forward-
looking information is subject to certain risks, trends and
uncertainties that could cause actual results to differ
materially from those projected. Many of these factors are
beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and could impact the Company and the statements contained
herein can be found in the Company's filings with the SEC
including quarterly reports on Form 10-Q, current reports on
Form 8-K, annual reports on Form 10-K, and the Consent
Revocation Statement on Schedule 14A. For forward-
looking statements herein, the Company claims the
protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of
1995 and other protections under the Federal securities
laws. The Company assumes no obligation to update or
supplement any forward-looking statements whether as a
result of new information, future events or otherwise.
Important Information
Other Important Information
The Company filed a Definitive Consent Revocation
Statement on Schedule 14A with the SEC on March 13,
2008. Investors and security holders are advised to read the
Company's Definitive Consent Revocation Statement and
other materials filed by the Company related to the Definitive
Consent Revocation Statement solicitation, when available,
because they contain important information. Investors and
security holders may obtain a free copy of the Definitive
Consent Revocation Statement on Schedule 14A and all
other related materials filed by the Company with the SEC
(when they are filed and become available) free of charge at the SEC's website at www.sec.gov or by contacting D.F. King
& Co., Inc., 48 Wall Street, New York, New York 10005, 1-
800-967-7921. The Company also will provide a copy of
these materials without charge on its website at
www.vnbcstock.com.
 The Company, its Board and one or more of its executive
officers may be deemed to be participants in the solicitation of consent revocations from shareholders of the Company.
Information regarding the names of the Company's Board
and executive officers and their respective interests in the
Company is set forth in the Company's Definitive Consent
Revocation Statement.

Agenda
• Company Overview
• Corporate Governance
• Recent Business History
• Morales Takeover Attempt
• Board’s Strategic Plan for Shareholder Value

* Includes unreleased and unallocated ESOP shares
Overview (as of Dec. 31, 2007)
• Southern California-based community bank
• A record of growth
• Assets of $2.5 billion
• 16 banking centers, 3 regional financial centers
• Institutional ownership: approx. 50%
• Market Capitalization: approx. $67.5 million*

Board of Directors
• Independent
 – 5 of 6 Directors are independent
• Invested and aligned
 – Board owns about 7% of VNBC shares - it is
 invested and aligned with shareholders
• Active, engaged and involved
• Experienced
 – Backgrounds in banking, finance, accounting,
 business management, law, administration
 – Strong ties to our local communities

 • Robb Quincey (Lead Independent, Compensation, Nominating)
 • Director of Company & Bank since 2006
 • City Manager for the city of Upland, Calif.
 • Doctorate in Public Administration (Economics & Organizational
 Development)
 • James LeSieur (Chairman, Interim CEO)
 • Director of Company since 2004; of Bank since 2005
 • Former President, CEO and Director of Sunwest Bank
 • Former Director, Ralph W. Leatherby Center for Entrepreneurship
 and Business Ethics, Chapman University
 • David Buxbaum (Compensation, Nominating)
 • Director of the Company & Bank since late 2004
 • Attorney; a founding shareholder of the Bank
Half of Board Recruited in
Past Four Years

 • Frank Alvarez (Audit, Nominating)
 • Director of Company since 1988, of Bank since 1981
 • Retired CPA; a founding shareholder of the Bank
 • Charles Keagle (Audit, Compensation)
 • Director of Company & Bank since 1998
 • A founder and organizing director of Bank in 1981
 • Chairman, CEO of The C & C Org., a restaurant operator
 • Joel Ravitz (Nominating, Compensation)
 • Director of Company since 1988, of Bank since 1983
 • Chairman, CEO of Quincy Cass Associates, Inc., a Los Angeles-
 based securities broker-dealer
Board Has Continuity & Experience

Vineyard’s Current Governance
Protects Shareholder Rights
• NO “Poison Pill” - no dilutive issuance plan
• NO “Supermajority” Requirements
• NO Classified Board - terms not staggered
• NO Social Responsibility Provisions - using non-
 monetary factors to limit action
• ALLOWS Cumulative Voting
• ALLOWS Shareholder Proposals
• ALLOWS Action by Written Consent

$2,500
$2,000
$1,500
$1,000
$500
$0
Net Loans
Total Deposits
Total Construction Loans
Total CDs
Dec. 31, 2000
Dec. 31, 2001
Dec. 31, 2002
Dec. 31, 2003
Dec. 31, 2004
Dec. 31, 2005
Dec. 31, 2006
Dec. 31, 2007

VINEYARD NATIONAL BANCORP

Recent Business History
Recent Business History
Growth fueled by construction loans and higher-cost funding
48%
49%
51%
59%
43%
24%
7%
52%
40%
38%
33%
39%
27%
52%
47%
49%

Recent Business History
Higher Yield
Higher Risk
Loans
Problem
Assets
High Cost
Deposits
(CDs)
Competitive
Deposit
Environment
Margin
Compression
Risk Cycle

4.75%
4.25%
3.75%
Q1-03
Q3-03
Q1-04
Q3-04
Q1-05
Q3-05
Q1-06
Q3-06
Q1-07
Q3-07

VINEYARD
NATIONAL BANCORP

Deteriorating Net Interest Margin
Recent Business History

• Board continually reviews economic climate,
 risks, opportunities and business strategies
• Board anticipated economic changes that are
 affecting Bank’s profitability and risk profile
• Board acted on behalf of shareholders
 – Directed management to develop strategies
 focused on prudent risk management &
 shareholder value
• Former CEO advocated continuation of
 strategies that gave rise to current problems
Recent Business History

September 26, 2007. Board directs management to develop and recommend comprehensive, fundamental changes to the Company’s strategy to address portfolio and operational risk in a challenging operating environment.
January 24, 2008. Company announces resignation of Norman Morales as a director and the termination of his employment as President and CEO.
February 25, 2008: Norman Morales and Jon Salmanson file a preliminary
Consent Solicitation Statement through which they intend to solicit consent to amend our Bylaws. If successful, it opens the door for Morales’ takeover.
March 5, 2008: Company files a Consent Revocation Statement in response.
March 13, 2008:Company mails the Consent Revocation Statement to shareholders.
Recent Business History

• NOT about shareholders’ rights
 – Proposed Bylaw amendments are narrowly drafted to
 accommodate the specific, rare timing and circumstances
 affecting Mr. Morales - i.e., his resignation
 – Grows out of efforts to entrench a former CEO - not benefit shareholders generally
 – Mr. Morales is not just seeking representation, but control of entire Board
• Current Bylaws were approved by Mr. Morales while
 on the Board in August 2007
Morales Takeover Attempt

Apparent increase in rights also could give rise to:
• Control by small group or an individual
• Directors handpicked by the former CEO with no
 formal, independent review process
• Potential lack of adequate disclosure regarding
 nominee qualifications
• Lack of Board independence and dominant CEO
“Law of Unintended Consequences”

• Proposed candidates’ backgrounds do not make them objective, independent and qualified to represent ALL shareholders
 – NO experience with and uninformed about the specific business risks currently facing the Company
 – Potential lack of adequate disclosure regarding nominee qualifications
 – Several nominees do NOT have substantive experience as a director of a publicly traded financial institution
 – Nominees have personal ties to Mr. Morales and/or have or had something personal (besides shareholder value) to gain
• Individuals handpicked by a dominant former CEO may do
what he wants, rather than represent ALL shareholders
Morales’ Proposed Candidates:
Qualifications

Current Board’s Strategic Plan
 Your current Board’s Strategic Plan benefits all
shareholders and responds to two distinct
economic phases:
•Phase 1: Recessionary Environment
•Phase 2: Economic Recovery

Strategic Plan - Phase 1
• Reduce the Company’s overall risk profile
 – Address problem assets and higher-risk loans
 – Strengthen the quality and execution of our operations
 – Preserve and protect capital
• Refocus on Company’s core businesses
 – Enhance liquidity and reduce funding costs
 – Refocus on development of profitable, core customer relationships
• Reposition the Company for future strategic growth
 – Improve operational efficiencies
 – Generate quality, sustainable earnings
 – Ensure we have the operational platform and resources intact to grow

Strategic Plan - Phase 2
Fundamental Objective: Strategic Growth
Creation of real, sustainable, Core Franchise Value
• “Core Franchise Value” means a relationship-based business model generating strong, quality earnings on a consistent basis
• Keys to the development of Core Franchise Value:
 – Continued development of a strong deposit franchise to reduce funding costs
 – Further development of the asset franchise to ensure continued
 asset quality, portfolio diversification and relationship-based business

In Closing
• Consent Solicitation is not about shareholder rights -
 it is a Morales takeover attempt
• Detrimental unintended consequences flow from the
 Bylaw amendments
• Current Board is executing a prudent Strategic Plan
• Current Board is committed and aligned with the
 Company’s shareholders

VINEYARD
NATIONAL BANCORP

VINEYARD
NATIONAL BANCORP

Thank you
www.vnbcstock.com